SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          ALLIED RESEARCH CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                                     Allied Research Corporation
                                                     ---------------------------

Allied Research Corporation
8000 Towers Crescent Drive
Suite 750
Vienna, Virginia 22182

April 25, 1997

Dear Shareholder:

    Your Board of Directors joins me in extending an invitation to attend the 1997 Annual Meeting of Shareholders which will be held on Wednesday, June 4, 1997 at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182. The meeting will start promptly at 10:30 a.m.

    We sincerely hope you will be able to attend and participate in the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business.

    Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.


                                Very truly yours,

                                /s/ J.R. Sculley
                                -----------------------
                                J.R. Sculley,
                                Chairman and
                                Chief Executive Officer

                                   BLANK PAGE

                           ALLIED RESEARCH CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 1997

                                ----------------


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Allied Research Corporation will be held on Wednesday, June 4, 1997, at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, VA 22182, at 10:30 a.m., local time, for the following purposes:


    1. To elect five (5) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.


    2. To consider and act upon a proposal to approve the 1997 Incentive Stock Plan.


    3. To consider and act upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the year 1997.


    4. To transact such other business as may properly come before the meeting or any adjournment of adjournments thereof.


    Only shareholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the meeting.


    A copy of the Annual Report of Allied Research Corporation for 1996 is enclosed with this Notice, the attached Proxy Statement and the accompanying proxy.


    All Shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.




                                  By Order of the Board of Directors,


                                  /s/ J.R. Sculley
                                  ----------------
                                  J.R. Sculley,
                                  Chairman and
                                  Chief Executive Officer

April 25, 1997

                           ALLIED RESEARCH CORPORATION
                      8000 TOWERS CRESCENT DRIVE, SUITE 750
                             VIENNA, VIRGINIA 22182

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


General

    The  accompanying  proxy  is  solicited  by and on  behalf  of the  Board of
Directors  of  Allied  Research   Corporation,   a  Delaware   corporation  (the
"Company"), for use at the annual meeting of shareholders to be held at The Tower Club, 17th Floor, 8000 Tower Crescent Drive, Vienna, Virginia 22182, on Wednesday, June 4, 1997, at 10:30 a.m., local time, or any adjournment thereof (the "annual meeting").

    The record date for determination of the shareholders entitled to vote at the annual meeting is April 15, 1997 at the close of business. Any shareholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the annual meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

    In accordance with the laws of the State of Delaware and the Company's charter and bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

    In accordance with the laws of the State of Delaware and the Company's charter and bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR a nominee", "WITHHELD from a nominee" or specifying that votes be withheld from one or more designated nominees are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

    The cost of  solicitation  of  proxies  will be borne  by the  Company.  The
Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Corporate Investor Communications, Inc. to aid in the solicitation at an estimated cost of $3,000 plus out-of-pocket expenses.

    The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to shareholders is April 25, 1997.



Voting Securities and Principal Shareholders

    On April 15, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, 4,528,058 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each shareholder of record is entitled to one vote for each share of common stock owned on all matters to come before the annual meeting.

    The following table sets forth information as of March 15, 1997, with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock:

Title                                        Amount and nature
 of              Name and address of           of beneficial         Percent of
Class             beneficial owner               ownership            class(1)
-----            -------------------         -----------------       ----------
Common        Fidelity Low-Priced Stock          442,610                9.3%
              Fund/Fidelity Management           Owned
              & Research Company                 directly
              82 Devonshire Street
              Boston, MA 02109

Common        Dimensional Fund                   269,400                5.7%
              Advisors, Inc.(2)                  Owned
              1299 Ocean Avenue                  directly
              11th Floor
              Santa Monica, CA 90401

--------------------
(1) Based upon 4,521,838 shares of common stock outstanding plus 229,100 shares which may be acquired within 60 days pursuant to outstanding stock options.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 269,400 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.



    The following table sets forth the information as of March 15, 1997, with respect to the beneficial ownership by management of the Company's common stock:

Title                                        Amount and nature
 of              Name and address of           of beneficial         Percent of
Class             beneficial owner               ownership(1)         class(2)
-----            -------------------         -----------------       ----------
Common        Earl P. Smith                       17,110                  *
                                              Owned directly
Common        Clifford C. Christ                  24,000                  *
                                              Owned directly
Common        Robert W. Hebel                     16,000                  *
                                              Owned directly
Common        Harry H. Warner                     17,000                  *
                                              Owned directly
Common        J.R. Sculley                        111,504               2.3%
                                              Owned directly
Common        W. Glenn Yarborough, Jr.            52,904                1.1%
                                              Owned directly

Common        All executive officers and          238,518               5.0%
              directors as a group (6)        Owned directly

--------------------
(1) Includes 15,000 shares which may be acquired by each of Messrs. Warner, Smith, Christ, and Hebel; 18,200 shares which may be acquired by Mr. Yarborough and 37,400 shares which may be acquired by Mr. Sculley within 60 days pursuant to outstanding stock options.

(2) Based upon 4,521,838 shares of common stock outstanding plus 229,100 shares which may be acquired within 60 days pursuant to outstanding stock options.

                              ELECTION OF DIRECTORS


    Five (5) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the shareholder otherwise specifies in the proxy. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

    J.R. Sculley became a member of the Board of Directors in 1991. Clifford C. Christ and Earl P. Smith joined the Board of Directors in April, 1993. Robert W. Hebel and Harry H. Warner joined the Board of Directors in January, 1996.

    The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

                    Year in which                          Principal business occupation
                    first elected                             for past five years and
Name of nominee       a director      Age                       other directorships
---------------     -------------     ---                  -----------------------------
J.R. Sculley             1991          56     Chairman of the Board and chief executive officer of the Company since December, 1992; president and chief operating officer of the
                                              Company since April, 1992; director of MECAR S.A. ("MECAR"),
                                              Barnes & Reinecke, Inc. ("Barnes & Reinecke") and Allied Research
                                              Corporation Limited ("Limited") since April, 1992; director of
                                              Advanced Studies and Technologies of Grumman Corporation, a
                                              defense company, from 1989 to April, 1992; formerly Assistant
                                              Secretary of the Army (Research, Development and Acquisition).

Clifford C. Christ       1993          49     President  and chief  executive  officer of NavCom Defense
                                              Electronics, Inc., a defense electronics company, since 1988.

Earl P.  Smith           1993          58     Principal in Earl P. Smith and Associates, a defense consulting firm, since 1990; vice president-commercial operations of Management
                                              Services Corporation, a subsidiary of Lear Siegler Corp., a defense company, during 1990; vice president-marketing and contracts of
                                              Management Services Corporation from 1986-1990.

Robert W. Hebel          1996          73     Private investor.

Harry H. Warner          1996          61     Self-employed financial consultant, investor and real estate developer. Also a director of Chesapeake Corporation, Pulaski
                                              Furniture Corporation and American Filtrona Corporation.


    During calendar year 1996, there were six (6) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

    The Audit Committee had one (1) meeting during 1996 and the Compensation Committee met twice in calendar year 1996.

    The Audit Committee is currently comprised of Messrs. Christ, Hebel and Warner. Among its functions, the Audit Committee (i) recommends the selection of the Company's independent public accountants, (ii) reviews the scope of the independent public accountants' audit activity, (iii) reviews the financial statements which are the subject of the independent public accountants' certification, and (iv) reviews the adequacy of the Company's basic accounting and internal control systems.

    The Compensation Committee is currently comprised of Messrs. Smith, Hebel and Warner. The Compensation Committee establishes the Company's executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries.

    The Planning and Operations Committee is currently comprised of Messrs. Sculley, Smith and Hebel. This committee will advise management concerning certain planning and technical operations issues.

    The Board of Directors of the Company has no standing nominating or similar committee.

    The by-laws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.



Compensation of Directors and Executive Officers

    The following table sets forth information concerning all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the years ended December 31, 1996, 1995 and 1994, by the chief executive officer of the Company and by other executive officers of the Company whose total annual salary and bonus exceeds $100,000:


                           SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                 -----------------------------------

                                Annual Compensation                      Awards                  Payouts
                         -----------------------------------------------------------------------------------------
Name                                                 Other       Restricted    Securities                  All
and                                                 Annual          Stock      Underlying     LTIP        Other
Principal                                        Compensation     Award(s)      Options/     Payouts  Compensation
Position        Year     Salary($)    Bonus($)(1)    ($)(2)          ($)        SARs (#)       ($)         ($)
------------------------------------------------------------------------------------------------------------------
J. R.           1996     $245,000     $100,000                                   15,000
Sculley,        1995     $235,000
Chief           1994     $235,000     $103,125     $82,763                       56,000
Executive
Officer

W. Glenn        1996     $168,000     $ 90,000                                   27,600
Yarborough,     1995     $144,500
Jr., Vice       1994     $130,000     $ 26,250                                   14,000
President

---------------
(1) Pursuant to Board of Directors' authorization in December, 1996, Messrs. Sculley and Yarborough were awarded bonuses of $100,000 and $90,000 for 1996 performance payable in 1997 in stock and/or cash. In March, 1997, Mr. Sculley was awarded 5,548 shares of stock and a cash bonus of $44,420 and Mr. Yarborough was awarded 9,000 shares of Company stock. These shares had a market value of $10.00 per share on the date of grant. In 1994, Mr. Sculley was granted 25,000 shares of Company stock which had a market value of $4.125 per share on the date of grant and Mr. Yarborough was granted 6,000 shares of Company stock which had a market value of $4.375 per share on the date of grant.

(2) In 1994, Mr. Sculley was paid $82,763 as payment of federal and state taxes paid as a result of the 1994 stock award.

                      Option/SAR Grants in Last Fiscal Year

                     Individual Grants  Grant Date Value

                          Number of         %of Total
                          Securities      Options/SARs
                          Underlying       Granted to       Exercise or                         Grant Date
                         Options/SARs     Employees in       Base Price        Expiration     Present Value
Name                      Granted(#)       Fiscal Year       ($/Share)            Date            ($)(2)
-----------------------------------------------------------------------------------------------------------
J.R. Sculley                15,000            24.75%           $5.125           10/24/99           32,700

W. Glenn Yarborough, Jr.    12,600(1)         20.79%            $3.75            3/19/06           20,664

W. Glenn Yarborough, Jr.    15,000            24.75%           $5.125           10/24/99           32,700

(1) Options are exercisable 33 1/3% in March, 1997; 662/3% in March, 1998; and 100% in March, 1999.
(2) The Company used a modified Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.


              Aggregated Options/SAR Exercises in Last Fiscal Year
                           and FY-End Option/SAR Value

                                                                         Number of
                                                                        Securities               Value of
                                                                        Underlying              Unexercised
                                                                        Unexercised            In-the-Money
                                                                      Options/SARs at         Options/SARs at
                                                                        FY-End (#)              FY-End ($)

                               Shares Acquired         Value           Exercisable/            Exercisable/
Name                           on Exercise (#)      Realized ($)      Unexercisable          Unexercisable(1)
-------------------------------------------------------------------------------------------------------------
J.R. Sculley                          0                  0             26,200/44,800            $15,000/$0

W. Glenn Yarborough, Jr.              0                  0             22,000/19,600          $15,000/$29,925

(1) Based on the closing price of the Company's stock of $6.125 on December 31, 1996.


Director Compensation

    Each director of the Company is currently compensated for services as a director, including as a member of committees of the Board, as follows: (i) each director who is also an employee of the Company is compensated in the amount of $1,000 per month; and (ii) each director who is not also an employee of the Company ("Outside Director") is compensated in accordance with the Allied Research Corporation Outside Directors Compensation Plan (the "Directors Compensation Plan") by which the Company pays each one of its Outside Directors $1,000 per month during such Outside Director's tenure and awards 1,000 shares of the Company's stock to each individual who serves as an Outside Director on each July 1. In addition, Outside Directors are compensated (a) $1,000 for each Board meeting in excess of four (4) personally attended during each calendar year, (b) $500 for each committee meeting attended which is not held in conjunction with a Board meeting, and (c) $250 for each teleconference Board meeting in excess of two (2) in which a director participates during each calendar year.

    In 1992, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Retirement Plan (the "Directors Retirement Plan") to provide retirement benefits for long-standing Outside Directors. Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly base compensation received from the Company at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. In the event that a director has breached any fiduciary or legal duty to the Company, the director will forfeit the right to payment of benefits under the Directors Retirement Plan. The Directors Retirement Plan is administered by the Board of Directors.

    In 1991, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Stock Option Plan (the "Directors Option Plan") by which the Company may grant options for up to 208,000 shares of stock to its Outside Directors (which amount includes the 5% stock dividend paid on November 6, 1992). None of the options granted pursuant to the Directors Option Plan are intended to qualify as incentive stock options under Section 422 through 424 of the Internal Revenue Code. The purpose of the Directors Option Plan is to advance the interests of the Company by providing its Outside Directors with financial incentives in the form of non-statutory stock options in order to attract, retain and motivate such Outside Directors. Options for 15,000 shares each were granted under the Directors Option Plan in 1996 to Messrs. Scott, Christ, Smith, Hebel and Warner.



Employment Contracts and Change-In-Control Agreements

    J.R. Sculley and the Company have entered into an Employment Agreement (the "Sculley Agreement"), which extends through March 31, 1998, and is automatically renewable from year to year thereafter unless either the Company or Mr. Sculley gives the other timely notice of its or his intent not to renew. In consideration for his services as an officer of the Company and as a director of the Company and its subsidiaries, Mr. Sculley is entitled to receive an aggregate sum of not less than $245,000 per calendar year. The Sculley Agreement further provides that upon the death or disability of Mr. Sculley, the Company will make installment payments to or for the benefit of Mr. Sculley in an amount not to exceed $250,000.

    W. Glenn Yarborough, Jr. and the Company have entered into an Employment Agreement (the "Yarborough Agreement") which extends through July, 1997 and is automatically renewable from year to year thereafter unless either the Company or Mr. Yarborough gives the other timely notice of its or his intent not to renew. In consideration for his services as an officer of the Company and as a director of certain of its subsidiaries and of the entities comprising the VSK Group, Mr. Yarborough is entitled to receive an aggregate sum of not less than $168,000 per calendar year. The Yarborough Agreement further provides that in the event Mr. Yarborough ceases to serve in any capacity as an officer of the Company as a result of a voluntary or involuntary termination within a period of twelve (12) months following a change in control, Mr. Yarborough shall be entitled to a lump sum payment equal to the aggregate amount of compensation payable to Mr. Yarborough throughout the remaining term of the Yarborough Agreement.

    In June, 1991, the Board of Directors of the Company adopted the Preferred Share Purchase Rights Agreement (the "Agreement"). The Agreement provides each stockholder a dividend distribution of one "right" for each outstanding share of the Company's common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company's common stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 30% or more of the outstanding common stock of the Company. All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on June 20, 2001. Each right entitles a stockholder to acquire at a stated purchase price, 1/100 of a share of the Company's preferred stock which carries voting and dividend rights similar to one share of its common stock. Alternatively, a rights holder may elect to purchase for the stated price an equivalent number of shares of the Company's common stock (or in certain circumstances, cash, property or other securities of the Company) at a price per share equal to one-half of the average market price for a specified period. In lieu of the purchase price, a right holder may elect to acquire one-half of the common stock available under the second option. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $.01 per right. The Board may also amend any provision of the Agreement prior to exercise.



Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of the Company during the fiscal year ended December 31, 1996 consisted of Messrs. Charles T. Scott, Robert W. Hebel and Earl P. Smith. Following the retirement of Mr. Scott from the Board of Directors, Mr. Harry H. Warner was elected to the Compensation Committee. None of such individuals has served as an officer or employee of the Company nor is there any other relationship between any member of the Compensation Committee and the Company which is required to be disclosed under applicable proxy regulations.

Compensation Committee Report on Executive Compensation

    The Compensation Committee of the Board of Directors establishes the compensation arrangements for executive officers of the Company. The Compensation Committee's executive compensation program is structured to attract, motivate and retain qualified executives, to reward individual initiative and to link executive compensation with the interests of the Company's shareholders. This program is implemented by establishing competitive base salaries for its executive officers, coupled with bonuses with an emphasis on stock awards for exceptional performance and achievements and stock option grants to both retain executive officers and better assure that executive compensation is tied directly to the performance of Company stock.

    There are three components of the executive compensation program: (i) base salary, (ii) annual bonuses with an emphasis on stock awards and (iii) annual stock option grants. To date: (a) the base salary component has been principally based upon contractual obligations and not performance evaluations; (b) annual bonuses have been based on operating results and subjective performance criteria; and (c) stock options grants have been based in part on subjective performance evaluations and in part to facilitate increased ownership of Company stock by key employees.

    Salaries of the Company's executive officers are determined on the basis of comparisons with salaries of executives holding similar positions at comparably sized public companies. During 1992, the Chairman of the Compensation Committee engaged in an extensive study of compensation paid to chief executive officers of comparably sized public companies. This study was utilized to establish the compensation payable to the individual then serving as chief executive officer of the Company, the predecessor to the current chief executive officer, J.R. Sculley.

    The annual bonus component of the executive compensation program will largely be implemented using Company stock awards. Stock awards aggregating 14,548 shares have been issued to the executive officers of the Company in view of 1996 performance compared to both objective and subjective criteria. It is the intent of the Compensation Committee to continue to provide specific objectives for all executive officers and the key members of management of the Company's subsidiaries.

    The final component of the Company's executive compensation program is an annual grant of stock options. These grants are intended to provide a direct linkage between increased compensation for the Company's executives and increase in the price of the Company's stock which constitutes enhanced value for all of the Company's shareholders. The number of options granted will be based on the executives' level of responsibility, Company performance and individual performance. As is the case with annual stock awards, the Compensation Committee intends to use stock options to incent and motivate the key managers of the Company's subsidiaries as well as Company executive officers. As an additional objective, stock option grants to executive officers are intended to induce the executives to remain in the employment of the Company. Accordingly, the Compensation Committee intends for stock options generally to be exercisable only after an employee has satisfied a minimum tenure requirement.

    Mr. Sculley's base salary as chief executive officer of the Company is at a level below that of his predecessor as chief executive officer. Mr. Sculley's employment agreement was negotiated at the time he became chief operating officer of the Company. It provided that his salary would be reviewed in the event he was elected chief executive officer. Mr. Sculley was not afforded an increase in salary at the time he assumed the duties of chief executive officer. The only compensatory change following his assumption of the title and responsibilities of chief executive officer was an amendment which provides for the Company to make installment payments to or for the benefit of Mr. Sculley, in an amount not to exceed $250,000, upon his death or disability. In 1994, the term of Mr. Sculley's agreement was extended through March, 1998. Stock options for 15,000 shares were awarded to Mr. Sculley in 1996; stock awards constituting 5,548 shares were awarded to Mr. Sculley in early 1997, together with a cash bonus of $44,420.

    This report is submitted by the Compensation Committee of the Board of Directors.



                                 Earl P. Smith
                                 Robert W. Hebel
                                 Harry H. Warner

Performance Graph

    The following graph assumes $100 was invested on December 31, 1991 in Allied Research Corporation common stock, the S&P 500 Index and the S&P Aerospace/Defense Industry Index. It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 1996.


                      Comparison of Cumulative Total Return
        Assumes initial investment of $100 and reinvestment of dividends


                                                         S&P AEROSPACE
                                         S&P INDEX          DEFENSE
           YEAR           ARC              (S&P)          INDUSTRY (IG)

           1991         100.00            100.00             100.00
           1992         117.99            107.62             105.20
           1993          72.52            118.46             136.83
           1994          43.30            120.03             148.01
           1995          34.64            165.13             244.93
           1996          53.04            203.05             327.62


ALLIED RESEARCH

    Represents Allied Research Corporation common stock's total return over the past five years including reinvestment of dividends.
S&P 500:

    Represents the S&P 500 Index's total return over the past five years including reinvestment of dividends. S&P Aerospace/Defense:

    Represents the S&P Aerospace/Defense Industry Index's total return over the past five years including reinvestment of dividends.

This index consists of the following companies:

         AAR Corporation                             Precision Casting
         Banner Aerospace                            Talley Industries
         Fairchild Corporation                       Trans Technology
         Hexcel Corporation                          UNC, Inc.
         Orbital Science                             Whittaker Corporation

Proposal to Approve 1997 Incentive Stock Plan

General

    The Company's 1997 Incentive Stock Plan (the "Plan") was adopted by the Board of Directors on February 7, 1997, subject to the approval by the holders of a majority of the Company's common stock represented at the annual meeting. The Incentive Plan makes available up to 225,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options and stock awards (collectively, "Awards"), all as more fully described below.

    The following description of the Plan summarizes the material features of the Plan, a copy of which is attached as Attachment A to this Proxy Statement.


Purpose

    The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of key employees upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.


Administration

    The Plan will be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee" or the "Committee"). The Compensation Committee will have the power to determine the key employees to whom Awards shall be made.

   Each Award under the Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the Plan, the Compensation Committee will have the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine terms and provisions of each Agreement.

    The members of the Compensation Committee will be indemnified by the Company against the reasonable expenses incurred by them, including attorneys' fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Plan.

    Subject to the terms, conditions and limitations of the Plan, the Compensation Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board of Directors, accept the surrender of outstanding Awards and authorize new Awards in substitution therefor, but may not substitute Awards with lower exercise prices than the surrendered Awards. The Compensation Committee may also modify any outstanding Agreement, provided that no modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

    The Board may terminate, amend or modify the Plan from time to time in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Code or the rules and regulations of the exchange or system on which the common stock is listed or reported or pursuant to any other applicable laws, rules or regulations. Currently the Internal Revenue Code (the "Code") regulations governing ISOs (as herein defined) requires stockholder approval of any amendments which would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of securities which may be issued or (iii) materially modify the requirements as to eligibility for participation.

    The Plan will expire on February 6, 2006, unless sooner terminated by the Board.


Eligibility

    Employees of the Company and its subsidiaries who are deemed to be key employees ("Key Employees") by the Committee are eligible for Awards under the Plan. Key Employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Unless specified below in the description of the particular Awards available under the Plan or in the Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement shall be determined by the Committee.

Certain Terms of Awards

    Options may be transferrable to recipients' family members if authorized by the Committee.


Options

    The Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code ("ISOs") and non-qualified stock options ("NQSOs") (collectively, "Options"). The terms applicable to such Options will be determined by the Committee, but an Option generally will not be exercisable after ten years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other Option terms will be determined by the Committee in its sole discretion.


Stock Awards

    The Plan permits the award of shares of stock which may, but need not be, restricted stock. Restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the recipient must remain employed or may require the achievement of one or more pre-established performance criteria within a certain time period in order to be fully vested in the shares. Recipients of restricted stock are not required to provide consideration other than the rendering of services. Recipients shall have, with respect to the restricted stock, all the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends on the shares. Upon termination of employment while restricted stock is subject to restrictions for reasons other than death, disability or retirement, shares of restricted stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee and set forth in the Agreement. Similarly, shares of restricted stock will also be forfeited if the performance criteria established with respect to such Awards are not achieved within the required time period.



Shares Subject to the Plan

    Up to 225,000 shares of Common Stock may be issued under the Plan. Except as set forth below, shares of common stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan. If any Award granted (for which no material benefits of ownership have been received, including dividends) terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued (for which no material benefits of ownership have been received, including dividends) pursuant to an Award are forfeited, common stock subject to such Award will be available for further Awards to participants.

    In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

    The closing price per share of the Company's common stock on March 14, 1997 was $10.00.



Change in Control

    In order to maintain all the participants' rights in the event of a change in control of the Company (that term being defined under the Plan), the Committee, as constituted before such change in control, in its sole discretion, may, as to any outstanding Award either at the time an Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any Award by the Company, upon the participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such change in control.

Certain Federal Income Tax Consequences

    Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the employer corporation in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

    However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the Option to qualify as an ISO upon the optionee's death, the optionee must have been employed at the Company for at least three months before his or her death.

    To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 the Options will be treated as Options which are not ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of NQSO, as described below.

    Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

    The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of "tax preference" for purposes of determining alternative minimum taxable income.

    Non-qualified Stock Options. A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

    If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture.

    In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

    Stock Awards. A recipient of Stock Awards, including restricted stock, is not required to include the value of such shares in ordinary income until the first time his rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless he elects to be taxed on receipt of the shares.

The employer corporation will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer's taxable year which includes the last day of the recipient's taxable year in which he recognizes such income.

    General. The rules governing the tax treatment of Awards that may be granted under the Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances.

    Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.


Effective Date

    If approved by the stockholders, the Plan will be treated as effective as of February 7, 1997.


Vote Required

    The affirmative vote of the holders of a majority of the common stock represented in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the Plan.



                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                   ADOPTION OF THE 1997 INCENTIVE STOCK PLAN.


                    PROPOSAL CONCERNING INDEPENDENT AUDITORS

    The firm Grant Thornton LLP has been reappointed by the Board of Directors as the Company's independent auditors for the year 1997. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of Grant Thornton LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    If the shareholders, by the affirmative vote of a majority of the shares of common stock represented at the meeting, do not ratify the selection of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 RATIFICATION OF GRANT THORNTON AS THE COMPANY'S
                     INDEPENDENT AUDITORS FOR THE YEAR 1997


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING


    Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next years' annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 750, Vienna, Virginia 22182, no later than December 26, 1997, in order to be included in the Company's proxy statement and proxy relating to that meeting.



                                 OTHER BUSINESS


    The Board of Directors is not aware of any business requiring a vote of the shareholders to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.



                                  By Order of the Board of Directors,


                                  /s/ J.R. Sculley
                                  ------------------------------------
                                  J.R. Sculley,
                                  Chairman and Chief Executive Officer


Dated: April 25, 1997



    YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                  ATTACHMENT A


                           ALLIED RESEARCH CORPORATION

                            1997 INCENTIVE STOCK PLAN


                                    ARTICLE 1
                       Establishment, Purpose and Duration


    1.1 Establishment of the Plan. Allied Research Corporation hereby establishes an incentive compensation plan to be known as the "1997 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options and Stock Awards.

    The Plan was adopted by the Board of Directors on, and shall become effective as of, February 7, 1997 (the "Effective Date"), subject to the approval of the stockholders of the Company in accordance with applicable laws. Awards may be granted prior to stockholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the stockholders.

    1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of Key Employees upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

    1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until February 6, 2007 (the "Term"), at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.



                                    ARTICLE 2
                                   Definitions

    2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

         (c) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-Qualified Stock Options and/or Stock Awards.

         (d) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

         (e) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

         (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (g) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding

    Voting Securities"). Notwithstanding the foregoing, th e following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by, or benefit distribution from, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition pursuant to any compensatory stock option or stock purchase plan for employees, or (E) any acquisition pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
    (A), (B), and (C) of Subsection (3) of this Section 2.1(g) are satisfied; or

       (2) Individuals who, as of the Effective Date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (with his predecessor thereafter ceasing to be a member); or

       (3) Approval by the stockholders of the Company of the reorganization, merger, or consolidation of the Company unless, following such reorganization, merger, or consolidation, (A) more than 60% of the then outstanding shares of common stock and the then outstanding voting securities of the resulting corporation is then beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Securities immediately prior to such reorganization, merger, or consolidation, (B) no Person (excluding (I) the Company, (II) any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, or consolidation, and (III) any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may
    be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the resulting corporation, and (C) at least a majority of the members of the board of directors of the resulting corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, or consolidation; or

       (4) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or other disposition, (I) more than 60% of the outstanding shares of common stock and the then outstanding voting securities of such corporation is beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or disposition; (II) no Person (excluding (x) the Company, (y) any employee benefit plan (or related trust) of the Company or such corporation, and (z) any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of such corporation, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of the assets of the corporation.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (i) "Committee" means the Compensation Committee of the Board.

         (j) "Company" means Allied Research Corporation, or any successor thereto as provided in Article 12 herein.

         (k) "Fair Market Value" of a Share means the closing sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by the American Stock Exchange, of if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

         (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

         (m) "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

         (n) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

         (o) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

         (p) "Participant" means a Key Employee who is granted or receives an Award under the Plan.

         (q) "Performance Criteria" means one or more specified performance goals, which may be stated in terms of the value of the Common Stock, return on equity, earnings per share, total earnings, earnings growth, return on assets, return on capital, or any Participant-specific measure, with respect to awards of Restricted Stock pursuant to Article 7.

         (r) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article 7 herein.

         (s) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

         (t) "Plan" means the 1997 Incentive Stock Plan, as described herein and as hereafter from time to time amended.

         (u) "Restricted Stock" means a Stock Award which is subject to a Period of Restriction and/or satisfaction of Performance Criteria granted to a Participant pursuant to Article 7 herein.

         (v) "Restrictions" means any applicable Period of Restriction and/or Performance Criteria with respect to Shares of Restricted Stock.

         (w) "Stock" or "Shares" means the Common Stock of the Company.

         (x) "Stock Awards" means an award of Stock granted to a Participant pursuant to Article 7 herein.

         (y) "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of capitol stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.



                                    ARTICLE 3
                                 Administration

    3.1 The Committee. Subject to the Board's right to retain administration of the Plan, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

    3.2 Delegation of Certain Duties. The Committee may in its sole discretion delegate all or part of its duties and obligations to designated officer(s) to administer the Plan with respect to Awards to Key Employees.

    3.3 Selection of Key Employees. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

    3.4 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

    3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.



                                    ARTICLE 4
                            Stock Subject to the Plan

    4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 225,000. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

    4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

    4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

    4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.



                                    ARTICLE 5
                                   Eligibility

    Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees.



                                    ARTICLE 6
                                  Stock Options

    6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Key Employee, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder.

    6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code.

    6.3 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

    6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

    6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Key Employees.

    6.6 Method of Exercise. An Option shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares which shall be deemed to include arrangements approved by the Committee for the delivery to the Company of the proceeds of a sale or margin loan in the case of a "cashless" exercise. The Option Price shall be payable to the Company in full either in cash (including the proceeds of a cashless exercise in the Committee's discretion), by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a stockholder until the date of exercise of the Options.

    6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the American Stock Exchange and under any blue sky or state securities laws applicable to such Shares.

    6.8 Transferability of Options. The Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) other persons or entities permitted by the Committee; provided that (x) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except those occasioned by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified herein.



                                    ARTICLE 7
                                  Stock Awards

    7.1 Grant of Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards under the Plan to Key Employees, which may but need not be Restricted Stock, and in such amounts as it shall determine. Key Employees receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding).

    7.2 Stock Award Agreement. Each Stock Award shall be evidenced by an Agreement that shall specify the number of shares of Stock covered by the Stock Award, any applicable Restrictions and such other provisions as the Committee shall determine. The Committee shall impose such other restrictions to be set forth in the Agreement as it may deem advisable, including without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Stock Awards to give appropriate notice of such restrictions.

    7.3 Transferability. Except as otherwise provided in the Agreement pursuant to which Stock Awards are made and subject to the limitation in the next sentence, the Shares granted as Stock Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of any applicable Restrictions or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Stock Awards granted to a Participant under the Plan shall be exercisable during his lifetime only such Participant or his guardian or legal representative.

    7.4 Restrictions on Restricted Stock. With respect to Shares of Restricted Stock granted pursuant to the Plan, the Committee shall either (a) impose a Period of Restriction which requires continuation of employment for a prescribed period, or (b) require the satisfaction of one or more specified Performance Criteria to be achieved within a stated time period, in order for the Participant to be fully vested in the Shares of Restricted Stock.

Certificates  evidencing  Shares  of  Restricted  Stock   issued  prior  to  the
termination of applicable Restrictions shall be retained by the Company until the termination of such Restrictions.

    7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.2 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

    The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1997 Incentive Stock Plan of Allied Research Corporation, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated (Date of Grant). A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Allied Research Corporation.

    7.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by Participant after the last day of the Period of Restriction or on the day immediately following the date on which the Performance Criteria have been timely satisfied. Once the Shares are released from the restrictions, the Company shall deliver the certificate representing the Restricted Stock to the Participant and the Participant shall be entitled to have the legend required by Section 7.5 herein removed from the Stock certificate.

    7.7 Voting Rights. Participants holding shares of Restricted Stock still subject to Restrictions may exercise full voting rights with respect to those Shares.

    7.8 Dividends and Other Distributions. Participants holding shares of Restricted Stock still subject to Restrictions shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

    7.9 Termination of Employment Due to Death or Disability. In the event a Key Employee's employment is terminated because of death or disability, any remaining Restrictions applicable to the Restricted Stock pursuant to Section
7.4 herein shall  automatically  terminate and, except as otherwise  provided in
Section 7.2 herein, the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

    7.10 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Key Employee terminates his employment with the Company for any reason other than for death or disability, as set forth in Section 7.9 herein, then any shares of Restricted Stock still subject to Restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

    7.11 Failure to Satisfy Performance Criteria. In the event that a Key Employee fails to satisfy the specified Performance Criteria within the time period established by the Committee, the Shares of Restricted Stock which were awarded subject to the satisfaction of such Performance Goals shall be automatically forfeited and returned to the Company.



                                    ARTICLE 8
                                Change in Control

    The Committee, as constituted before a Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in Control: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                    ARTICLE 9
                 Modification, Extension and Renewals of Awards

    Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan; provided, however, that the substituted Awards may not specify a lower exercise price than the surrendered Awards. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.


                                   ARTICLE 10
               Amendment, Modification and Termination of the Plan

    10.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, by the American Stock Exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

    10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.


                                   ARTICLE 11
                                   Withholding

    11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

    11.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.


                                   ARTICLE 12
                                   Successors

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.



                                   ARTICLE 13
                                     General

    13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

    13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

    13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

    13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

    13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.